Exhibit 4.4

DESCRIPTION OF THE REGISTRANT’S SECURITIES REGISTERED PURSUANT TO SECTION 12 OF THE
SECURITIES EXCHANGE ACT OF 1934

As of December 31, 2022, Sotherly Hotels Inc. (the “Company”) had the following classes of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”):

(i)
Common Stock, $0.01 par value, listed on the NASDAQ Stock Market LLC (“NASDAQ”) and trading under the symbol “SOHO”;
(ii)
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value (the “Series B Preferred Stock”), listed on NASDAQ and trading under the symbol “SOHOB”;
(iii)
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value (the “Series C Preferred Stock”), listed on NASDAQ and trading under the symbol “SOHOO”; and
(iv)
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value (the “Series D Preferred Stock”), listed on NASDAQ and trading under the symbol “SOHON”.

The Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock are collectively referred to herein as, the “Preferred Stock”.

The following is a summary of the material terms of the Company’s common stock and the Preferred Stock. It is not a complete description of the Maryland General Corporation Law (“MGCL”), the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”), the Company’s Articles Supplementary establishing and fixing the rights and preferences of each series of the Preferred Stock (collectively the “Articles Supplementary”) or the Company’s Second Amended and Restated Bylaws (the “Bylaws”). This summary is qualified in its entirety by, and should be read in conjunction with, the Charter, the Articles Supplementary, the Bylaws, and the applicable provisions of the MGCL. Each of the Charter, Articles Supplementary and Bylaws are incorporated by reference herein and as exhibits to the Company’s Annual Report on Form 10-K with which this exhibit was filed. The terms the “Company,” “Sotherly,” “we,” “our,” or “us” means Sotherly Hotels Inc.

All Classes of Our Capital Stock

General

The Charter authorizes the Company to issue up to 69,000,000 shares of common stock and 11,000,000 shares of preferred stock, of which 1,851,500 is designated as Series B, 1,700,000 is designated as Series C, and 1,242,000 is designated as Series D. As of March 10, 2023, the Company had 19,235,803 shares of common stock issued and outstanding, 1,464,100 shares of Series B Preferred Stock issued and outstanding, 1,346,110 shares of Series C Preferred Stock issued and outstanding, and 1,163,100 shares of Series D Preferred Stock issued and outstanding.

The Company previously issued shares of its Series A Preferred Stock pursuant to a private transaction. All shares of the Series A Preferred Stock have been redeemed and the Company does not intend to issue shares of the Series A Preferred Stock in the future.

The transfer agent and securities registrar for the Company’s common stock and Preferred Stock is American Stock Transfer & Trust Company, LLC.

Restrictions on Ownership and Transfer.

For Sotherly to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), the Company’s shares of stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which the Company’s REIT election became effective) or during a proportionate part of a shorter taxable year. Also, not more than 50.0% of the value of the outstanding shares of stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the first year for which the Company’s REIT election became effective). In addition, we cannot receive significant amounts of rents from tenants that are related to us, directly or constructively, through ownership.

Because the board of directors believes it is beneficial at present for the Company to qualify as a REIT, the Charter, subject to certain exceptions, contains restrictions on the number of shares of the Company’s common stock that a person may own. The Charter provides that no person may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.9% (the “Aggregate Stock Ownership Limit”) in value of its outstanding shares of stock. In addition, the Charter prohibits any person from acquiring or holding, directly or indirectly, shares of common stock in excess of 9.9% of the number of Sotherly’s outstanding shares of common stock (the “Common Stock Ownership Limit”). Additionally, the Articles Supplementary prohibit any person from acquiring or holding, directly or indirectly, shares of any one class of Preferred Stock in excess of 9.9% of the number of Sotherly’s outstanding Preferred Stock in that class (the “Preferred Stock Ownership Limit”).

Sotherly’s Charter prohibits (a) any person from beneficially or constructively owning its shares of stock that would result in us being “closely held” under Section 856(h) of the Code, (b) any person from transferring Sotherly’s shares of stock if such transfer would result in Sotherly’s shares of stock being owned by fewer than 100 persons, (c) any transfer that would cause us to own, directly or indirectly, 10.0% or more of the ownership interests in a tenant of the Company (or a tenant of the Sotherly Hotels LP ( the “Operating Partnership”), of which the Company is the sole general partner and through which the Company conducts virtually all of its activities, or any entity owned or controlled directly or indirectly by the Operating Partnership) other than a taxable REIT subsidiary if the requirements of Section 856(d)(8)(B) of the Code are satisfied and (d) any transfer that would cause any of our hotel management companies to fail to qualify as an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code. Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of Sotherly’s shares of stock that will or may violate any of the foregoing restrictions on transferability and ownership, or any person who would have owned Sotherly’s shares of stock that resulted in a transfer of shares to the Charitable Trust (as defined below), is required to give written notice immediately to us, or in the case of a proposed or attempted transaction, to give at least 15 days’ prior written notice, and provide us with such other information as we may request in order to determine the effect of such transfer on our status as a REIT. The foregoing restrictions on transferability and ownership will not apply if Sotherly’s board of directors determines that it is no longer in its best interests to attempt to qualify, or to continue to qualify, as a REIT.

Furthermore, Sotherly’s board of directors, in its sole discretion, may exempt a proposed transferee from the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, the Preferred Stock Ownership Limit, and/or any of the restrictions described in the first sentence of the paragraph directly above (an “Excepted Holder”). However, the board of directors may not grant such an exemption to any person if such exemption would result in our failing to qualify as a REIT. Sotherly’s board of directors may require a ruling from the IRS or an opinion of counsel, in either case in form and substance satisfactory to the board of directors, in its sole discretion, in order to determine or ensure Sotherly’s status as a REIT.

If any transfer of Sotherly’s shares of stock occurs which, if effective, would result in any person beneficially or constructively owning shares of stock in excess or in violation of the above transfer or ownership limitations (a “Prohibited Owner”), then that number of shares of stock the beneficial or constructive ownership of which otherwise would cause such person to violate such limitations (rounded to the nearest whole share) shall be automatically transferred to a trust (the “Charitable Trust”) for the exclusive benefit of one or more charitable beneficiaries (the “Charitable Beneficiary”), and the Prohibited Owner shall not acquire any rights in such shares. Such automatic transfer shall be deemed to be effective as of the close of business on the Business Day (as defined in the Charter) prior to the date of such violative transfer. If any automatic transfer to the Charitable Trust is not effective, then the initial transfer of stock will be void ab initio to the extent necessary to prevent a violation of the above transfer or ownership limitations. Shares of stock held in the Charitable Trust shall be issued and outstanding shares of stock. The Prohibited Owner shall not benefit economically from ownership of any shares of stock held in the Charitable Trust, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares of stock held in the Charitable Trust. The trustee of the Charitable Trust (the “Trustee”) shall have all voting rights and rights to dividends or other distributions with respect to shares of stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to our discovery that shares of stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand, and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares of stock held in the Charitable Trust and, subject to Maryland law, effective as of the date that such shares of stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to our discovery that such shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary. However, if we have already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.

Within 20 days of receiving notice from us that shares of stock have been transferred to the Charitable Trust, the Trustee shall sell the shares of stock held in the Charitable Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in the Charter. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as follows: the Prohibited Owner shall receive the lesser of (i) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price (as defined in the Charter) of such shares on the day of the event causing the shares to be held in the Charitable Trust and (ii) the price per share received by the Trustee from the sale or other disposition of the shares held in the Charitable Trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be paid immediately to the Charitable Beneficiary. If, prior to our discovery that shares of stock have been transferred to the Charitable Trust, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to the aforementioned requirement, such excess shall be paid to the Trustee upon demand.

In addition, shares of stock held in the Charitable Trust shall be deemed to have been offered for sale to us, or our designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date we, or our designee, accepts such offer. We shall have the right to accept such offer until the Trustee has sold the shares of stock held in the Charitable Trust. Upon such a sale to us, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any dividends or other distributions held by the Trustee shall be paid to the Charitable Beneficiary.

All certificates representing Sotherly’s shares of stock will bear a legend referring to the restrictions described above.

Every owner of 5.0% or more (or such lower percentages as required by the Code or the Treasury Regulations promulgated thereunder) of all classes or series of Sotherly’s shares of stock, including common stock, within 30 days after the end of each taxable year, is required to give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of shares of stock which the owner beneficially owns and a description of the manner in which such shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such beneficial ownership on Sotherly’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, and the Preferred Stock Ownership Limit. In addition, each stockholder shall upon demand be required to provide to the Company such information as it may request, in good faith, in order to determine Sotherly’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, and the Preferred Stock Ownership Limit.

These ownership limitations could delay, defer or prevent a transaction or a change in control that might involve a premium price for the common stock or otherwise be in the best interest of Sotherly’s stockholders.

Power to Increase Authorized Shares.

As permitted by the MGCL, the Charter authorizes the board of directors, without any action by the Company’s stockholders, to amend the Charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Company’s securities may be listed or traded. Although we have no current intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Power to Reclassify Stock.

The Company’s Charter authorizes the board of directors, subject to the Articles Supplementary, to classify any unissued preferred stock, and to reclassify any previously classified but unissued common stock and preferred stock of any series from time to time in one or more classes or series, as authorized by the board of directors.

Shares of the Company’s preferred stock may be issued from time to time, in one or more series (including additional shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock), as authorized by the Company’s board of directors, subject to the Articles Supplementary. Prior to the issuance of any preferred stock, the board of directors is required by Maryland law and the Charter to designate the class or series of preferred stock to distinguish it from all other classes and series of shares, specify the number of shares to be included in the class or series, and set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each such class or series and cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland.

Exhibit 4.4

Common Stock

All of the outstanding shares of the Company’ s common stock are duly authorized, fully paid and nonassessable.

Subject to the provisions of the Company’s Charter regarding the restrictions on the transfer and ownership of shares of common stock, each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors, and, except for the rights that may be held by the holders of shares of the Preferred Stock and as may be provided with respect to any other subsequently issued class or series of common or preferred stock, the holders of such common stock possess the exclusive voting power. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding common stock, voting as a single class, can elect all of the directors and the holders of the remaining stock are not able to elect any directors.

Holders of the Company’s common stock are entitled to receive distributions when authorized by the board of directors and declared by the Company out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Company’s stockholders in the event of the Company’s liquidation, dissolution or winding up, after payment of or adequate provision for all of the Company’s known now or hereafter incurred debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Company’s stock, including the holders of the Preferred Stock, and to the provisions of the Charter and the Articles Supplementary regarding restrictions on transfer of its stock. Holders of the Company’s common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Subject to the restrictions on transfer of stock contained in the Charter, all shares of the Company’s common stock will have equal distribution, liquidation and other rights.

The Charter provides that holders of our common stock generally have no appraisal rights unless our board of directors determines prospectively that appraisal rights will apply to one or more transactions in which holders of our common stock would otherwise be entitled to exercise appraisal rights.

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all of the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the corporation’s charter. Our Charter provides for approval of any of these matters by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on such matters, except that the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors is required to remove a director (and such removal must be for cause) and the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on such matter is required to amend the provisions of our Charter relating to the removal of directors, the restrictions on ownership and transfer of our stock and the vote required to amend such provisions. Maryland law also permits a Maryland corporation to transfer all or substantially all of its assets without the approval of the stockholders of the corporation to an entity if all of the equity interests of the entity are owned, directly or indirectly, by the corporation. Because our operating assets may be held by our operating partnership or its subsidiaries, these subsidiaries may be able to merge or transfer all or substantially all of their assets to the operating partnership or other subsidiary without the approval of our stockholders.

Exhibit 4.4

Preferred Stock

Series B Preferred Stock

Ranking. The Series B Preferred Stock ranks, with respect to distribution rights and rights upon voluntary or involuntary liquidation, dissolution or winding-up of our affairs, senior to all classes or series of our common stock and to any other class or series of our capital stock which is expressly designated as ranking junior to the Series B Preferred Stock (collectively, “Series B Junior Stock”), on parity with any class of our capital stock which is expressly designated as ranking on parity with the Series B Preferred Stock (collectively, “Series B Parity Stock”), including our Series C Preferred Stock and our Series D Preferred Stock, junior to any other class or series of our capital stock that we may later authorize or issue which is designated as ranking senior to the Series B Preferred Stock, and junior to our existing and future indebtedness. Any future authorization or issuance of a class or series of our capital stock expressly designated as ranking senior to the Series B Preferred Stock will require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock and all other shares of any class or series ranking on parity with the Series B Preferred Stock that are entitled to similar voting rights, including our Series C Preferred Stock and our Series D Preferred Stock (voting together as a single class).

Distributions. Subject to the preferential rights of any security senior to the Series B Preferred Stock as to distributions, the holders of shares of the Series B Preferred Stock are entitled to receive, when, as and if authorized by our board of directors and declared by us out of funds legally available for the payment of distributions, cumulative cash distributions at the rate of 8.0% per annum of the $25.00 liquidation preference per share of the Series B Preferred Stock (equivalent to an annual rate of $2.00 per share of the Series B Preferred Stock). Distributions are payable quarterly in arrears on the 15th day of each January, April, July and October of each year (or if not a business day, on the next succeeding business day). Distributions payable on the Series B Preferred Stock for any partial or longer period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Accrued but unpaid distributions on the Series B Preferred Stock will accumulate as of the distribution payment date on which they first became payable. Distributions on the Series B Preferred Stock will accrue whether or not:

•
we have earnings;
•
there are funds legally available for the payment of those distributions; or
•
those distributions are authorized or declared.

Except as described in the next paragraph, unless full cumulative distributions on the Series B Preferred Stock for all past distribution periods shall have been, or contemporaneously are, declared and paid in cash or declared and a sum sufficient for the payment thereof in cash is set aside for payment, we will not:

•
declare or pay or set aside for payment of distributions, and we will not declare or make any distribution of cash or other property, directly or indirectly, on or with respect to any shares of our common stock, or any other class or series of Series B Parity Stock or Series B Junior Stock for any period; or
•
redeem, purchase or otherwise acquire for any consideration, or make any other distribution of cash or other property, directly or indirectly, on or with respect to, or pay or make available any monies for a sinking fund for the redemption of, any common stock, or any other class or series of Series B Parity Stock or Series B Junior Stock.

The foregoing sentence, however, will not prohibit:

•
distributions payable solely in shares of our common stock or shares of Series B Junior Stock;
•
the conversion into or exchange for other shares of any class or series of Series B Junior Stock; and
•
our purchase of Series B Preferred Stock, Series B Parity Stock or Series B Junior Stock pursuant to our Charter to the extent necessary to preserve our status as a REIT.

Optional Redemption. We may, at our option, upon not less than 30 nor more than 60 days’ written notice, redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share of Series B Preferred Stock, plus all accrued and unpaid distributions (whether or not declared) up to, but not including, the date fixed for redemption, without interest, to the extent we have funds legally available for that purpose. Unless full cumulative distributions on all outstanding Series B Preferred Stock shall have been or contemporaneously are authorized, declared and paid in cash or declared and a sufficient sum set aside for payment of all past distribution periods and the then-current distribution period, no shares of the Series B Preferred Stock shall be redeemed unless all outstanding shares of the Series B Preferred Stock are simultaneously redeemed. All shares of Series B Preferred Stock that we redeem or repurchase will be retired and restored to the status of authorized but unissued shares of preferred stock, without designation as to series or class.

If the Company has (i) given a notice of redemption, (ii) set aside sufficient funds for the redemption in trust for the benefit of the holders of shares of the Series B Preferred Stock called for redemption and (iii) given irrevocable instructions to pay the redemption price and all accrued and unpaid distributions, then from and after the redemption date, those shares of Series B Preferred Stock will be treated as no longer being outstanding, no further distributions will accrue and all other rights of the holders of those shares of Series B Preferred Stock will terminate (including, with respect to such shares of Series B Preferred Stock called for redemption, the conversion rights described below under “Conversion Rights”), except the right to receive the redemption price plus any accrued and unpaid distributions payable upon such redemption, without interest. The holders of those shares of Series B Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid distributions payable upon such redemption, without interest.

The holders of shares of Series B Preferred Stock at the close of business on a distribution record date will be entitled to receive the distribution payable with respect to the Series B Preferred Stock on the corresponding payment date notwithstanding the redemption of the Series B Preferred Stock between such record date and the corresponding payment date.

Special Optional Redemption. Upon the occurrence of a Series B Change of Control (as defined below), we may, at our option, redeem the Series B Preferred Stock, in whole or in part within 120 days after the first date on which such Series B Change of Control occurred, by paying $25.00 per share of Series B Preferred Stock, plus any accrued and unpaid distributions to, but not including, the date of redemption. If, prior to the relevant Change of Control Conversion Date (as defined below), we have provided or provide notice of redemption with respect to the Series B Preferred Stock (whether pursuant to our optional redemption right or our special optional redemption right), a holder of Series B Preferred Stock will not have the conversion right described below under “Conversion Rights,” in respect of the shares of Series B Preferred Stock called for redemption.

A notice of redemption is required to be mailed to the record holders of shares of our Series B Preferred Stock no less than 30 days nor more than 60 days before the redemption date. A failure to give notice of redemption or any defect in the notice or in its mailing will not affect the validity of the redemption of any Series B Preferred Stock except as to the holder to whom notice was defective. Each notice will state the following:

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the redemption date;
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the redemption price;
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the number of shares of Series B Preferred Stock to be redeemed;
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the place or places where the certificates for the shares of the Series B Preferred Stock, if any, are to be surrendered for payment;
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the procedures for surrendering non-certificated shares of Series B Preferred Stock, to the extent the shares of Series B Preferred Stock are uncertificated, for payment of the redemption price;
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that distributions on the shares of Series B Preferred Stock to be redeemed will cease to accumulate on such redemption date;

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that payment of the redemption price and any accumulated and unpaid distributions will be made upon presentation and surrender of such Series B Preferred Stock; and
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that the holders of the shares of our Series B Preferred Stock to which the notice relates will not be able to tender such shares of Series B Preferred Stock for conversion in connection with the Series B Change of Control and each share of Series B Preferred Stock tendered for conversion that is selected, prior to the relevant Change of Control Conversion Date, for redemption will be redeemed on the related date of redemption instead of converted on the relevant Change of Control Conversion Date.

If the Company has (i) given a notice of redemption, (ii) set aside sufficient funds for the redemption in trust for the benefit of the holders of the shares of Series B Preferred Stock called for redemption and (iii) given irrevocable instructions to pay the redemption price and all accrued and unpaid distributions, then from and after the redemption date, those shares of Series B Preferred Stock will be treated as no longer being outstanding, no further distributions will accrue and all other rights of the holders of those shares of Series B Preferred Stock will terminate, except the right to receive the redemption price plus any accrued and unpaid distributions payable upon such redemption, without interest. The holders of those shares of Series B Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid distributions payable upon such redemption, without interest.

The holders of shares of Series B Preferred Stock at the close of business on a distribution record date will be entitled to receive the distribution payable with respect to the Series B Preferred Stock on the corresponding payment date notwithstanding the redemption of the Series B Preferred Stock between such record date and the corresponding payment date.

A “Series B Change of Control” is when, after the original issuance of the Series B Preferred Stock, the following have occurred and are continuing:

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the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of our company entitling that person to exercise more than 50% of the total voting power of all shares of our company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and
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following the closing of any transaction referred to in the bullet point above, neither we nor the acquiring or surviving entity has a class of common securities (or ADRs representing such securities) listed on the NYSE, the NYSE MKT or NASDAQ or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

Conversion Rights. Upon the occurrence of a Series B Change of Control, each holder of shares of Series B Preferred Stock will have the right, unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem the shares of Series B Preferred Stock as described under “Optional Redemption” or “Special Optional Redemption,” to convert some or all of the shares of Series B Preferred Stock held by such holder (the “Change of Control Series B Conversion Right”) on the applicable Change of Control Conversion Date into a number of shares of common stock per share of Series B Preferred Stock (the “Series B Conversion Consideration”) equal to the lesser of:

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the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per share of the Series B Preferred Stock to be converted plus the amount of any accrued and unpaid distributions to, but not including, the relevant Change of Control Conversion Date (unless such Change of Control Conversion Date is after a record date for a Series B Preferred Stock distribution payment and prior to the corresponding Series B Preferred Stock distribution payment date, in which case no additional amount for such accrued and unpaid distribution will be included in this sum) by (ii) the Series B Common Stock Price (as defined below); and

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8.29187(the “Series B Share Cap”) subject to adjustments, as described below.

The Series B Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a common stock distribution), subdivisions or combinations (in each case, a “Series B Share Split”) with respect to shares of our common stock as follows: the adjusted Series B Share Cap as the result of a Series B Share Split will be the number of shares of our common stock that is equivalent to the product of (i) the Series B Share Cap in effect immediately prior to such Series B Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of our common stock outstanding after giving effect to such Series B Share Split and the denominator of which is the number of shares of our common stock outstanding immediately prior to such Series B Share Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of our common stock (or equivalent Alternative Series B Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Series B Conversion Right will not exceed 13,349,910 shares of common stock (or equivalent Alternative Series B Conversion Consideration, as applicable), subject to increase on a pro rata basis if we issue additional shares of Series B Preferred Stock (the “Series B Exchange Cap”). The Series B Exchange Cap is subject to pro rata adjustments for any Series B Share Splits on the same basis as the corresponding adjustment to the Series B Share Cap.

In the case of a Series B Change of Control pursuant to which shares of our common stock will be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Series B Form Consideration”), a holder of shares of Series B Preferred Stock will receive upon conversion of such Series B Preferred Stock the kind and amount of Alternative Series B Form Consideration which such holder would have owned or been entitled to receive upon the Series B Change of Control had such holder held a number of shares of our common stock equal to the Series B Conversion Consideration immediately prior to the effective time of the Series B Change of Control (the “Alternative Series B Conversion Consideration,” and the Series B Conversion Consideration or the Alternative Series B Conversion Consideration, as may be applicable to a Series B Change of Control, is referred to as the “Series B Conversion Consideration”).

If the holders of shares of our common stock have the opportunity to elect the form of consideration to be received in the Series B Change of Control, the consideration that the holders of shares of the Series B Preferred Stock will receive will be the form of consideration elected by the holders of the shares of common stock who participate in the determination (based on the weighted average of elections) and will be subject to any limitations to which all holders of shares of common stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Series B Change of Control.

No fractional shares of the Company’s common stock will be issued upon the conversion of our Series B Preferred Stock. Instead, we will pay the cash value of such fractional shares.

Within 15 days following the occurrence of a Series B Change of Control, the Company is required to provide to holders of shares of the Series B Preferred Stock a notice of the occurrence of the Series B Change of Control that describes the resulting Change of Control Series B Conversion Right. This notice will state the following:

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the events constituting the Series B Change of Control;
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the date of the Series B Change of Control;
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the last date on which the holders of shares of the Series B Preferred Stock may exercise their Change of Control Series B Conversion Right;
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the method and period for calculating the Series B Common Stock Price;
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the applicable Change of Control Conversion Date, which will be a business day occurring within 20 to 35 days following the date of the notice;
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that if, prior to the applicable Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem all or any portion of the Series B Preferred Stock, holders of the Series B

Preferred Stock will not be able to convert such shares of Series B Preferred Stock called for redemption and such Series B Preferred Stock will be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Change of Control Series B Conversion Right;
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if applicable, the type and amount of Alternative Series B Conversion Consideration entitled to be received per share of Series B Preferred Stock;
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the name and address of the paying agent and the conversion agent; and
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the procedures that the holders of shares of Series B Preferred Stock must follow to exercise the Change of Control Series B Conversion Right.

To exercise the Change of Control Series B Conversion Right, the holder of shares of the Series B Preferred Stock will be required to deliver, on or before the close of business on the applicable Change of Control Conversion Date, the certificates (if any) evidencing the Series B Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to our transfer agent. The conversion notice must state:

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the relevant Change of Control Conversion Date;
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the number of Series B Preferred Stock to be converted; and
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that the Series B Preferred Stock is to be converted pursuant to the applicable terms of the Series B Preferred Stock.

The “Change of Control Conversion Date” will be a business day that is no less than 20 days nor more than 35 days after the date on which we provide the notice described herein to the holders of shares of the Preferred Stock of the relevant series.

The “Series B Common Stock Price” will be (i) if the consideration to be received in the Series B Change of Control by holders of shares of our common stock is solely cash, the amount of cash consideration per share of common stock, or (ii) if the consideration to be received in the Series B Change of Control by holders of shares of our common stock is other than solely cash, the average of the closing price per share of common stock on the 10 consecutive trading days immediately preceding, but not including, the effective date of the Series B Change of Control.

Holders of shares of the Series B Preferred Stock may withdraw any notice of exercise of a Change of Control Series B Conversion Right (in whole or in part) by a written notice of withdrawal delivered to our transfer agent prior to the close of business on the business day prior to the Change of Control Conversion Date. The notice of withdrawal must state:

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the number of withdrawn shares of Series B Preferred Stock;
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if certificated shares of Series B Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series B Preferred Stock; and
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the number of shares of Series B Preferred Stock, if any, which remain subject to the conversion notice.

Notwithstanding the foregoing, if the Series B Preferred Stock is held in global form, the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures of The Depository Trust Company.

Series B Preferred Stock as to which the Change of Control Series B Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Series B Conversion Consideration in accordance with the Change of Control Series C Conversion Right on the applicable Change of Control Conversion Date, unless prior to such Change of Control Conversion Date the Company has provided or provides notice of its election to redeem such Series B Preferred Stock, whether pursuant to the Company’s optional redemption right or its special optional redemption right. If the Company elects to redeem Series B Preferred Stock that would otherwise be converted into the applicable Series

B Conversion Consideration on a Change of Control Conversion Date, such Series B Preferred Stock will not be so converted and the holders of such shares of Series B Preferred Stock will be entitled to receive on the applicable redemption date $25.00 per share of Series B Preferred Stock, plus any accrued and unpaid distribution thereon to, but not including, the redemption date.

The Company is required to deliver amounts owing upon conversion no later than the third business day following the applicable Change of Control Conversion Date.

Notwithstanding any other provision of our Series B Preferred Stock, no holder of shares of our Series B Preferred Stock will be entitled to convert such shares Series B Preferred Stock for shares of our common stock to the extent that receipt of such shares of common stock would cause such holder (or any other person) to exceed the share ownership limits contained in our Charter, including the Articles Supplementary. See “Restrictions on Ownership and Transfer” above.

Except as provided above in connection with a Series B Change of Control, shares of Series B Preferred Stock are not convertible into or exchangeable for any other securities or property.

Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding-up of our affairs, and before any distribution or payment shall be made to holders of our common stock or any other class or series of Series B Junior Stock, the holders of shares of the Series B Preferred Stock are entitled to be paid out of our assets legally available for distribution to our stockholders, after payment or provision for our debts and other liabilities, payments to holders of senior securities, if any, a liquidation preference of $25.00 per share of Series B Preferred Stock, plus an amount equal to any accrued and unpaid distributions (whether or not earned or declared) up to, but not including, the date of payment or the date the amount of payment is set aside. The rights of holders of shares of the Series B Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of holders of our Series C Preferred Stock, our Series D Preferred Stock and any other class or series of Series B Parity Stock. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of shares of the Series B Preferred Stock will have no right or claim to any of our remaining assets. Our consolidation, conversion or merger with or into any other corporation, trust or other entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of our property or business, will not be deemed to constitute a liquidation, dissolution or winding-up of our affairs.

No Maturity, Sinking Fund or Mandatory Redemption. The Series B Preferred Stock has no maturity date and we are not required to redeem shares of the Series B Preferred Stock at any time. Accordingly, the Series B Preferred Stock will remain outstanding indefinitely, unless we decide, at our option, to exercise our redemption right, or under circumstances where holders of shares of the Series B Preferred Stock have a conversion right, the holders of shares of the Series B Preferred Share Stock decide to convert them. The Series B Preferred Stock is not subject to any sinking fund.

Voting Rights. Holders of shares of the Series B Preferred Stock have no voting rights, except as set forth below.

If distributions on the Series B Preferred Stock are in arrears for six or more quarterly periods, whether or not consecutive, holders of shares of the Series B Preferred Stock (voting together as a single class with holders of our Series C Preferred Stock, our Series D Preferred Stock and all other classes or series of Series B Parity Stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote at a special meeting or at our next annual meeting of stockholders and each subsequent annual meeting of stockholders, for the election of two additional directors to serve on our board of directors (which we refer to as a preferred stock director), until all unpaid distributions and the distribution for the then current period with respect to the Series B Preferred Stock and any other class or series of Series B Parity Stock have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such a case, the number of directors serving on the board of directors will be increased by two members. The preferred stock directors will be elected by a plurality of the votes cast in the election to serve until our next annual meeting and until their successors are duly elected and qualified or until such directors’ right to hold the office terminates pursuant to the Series B Termination Event (as defined below), whichever occurs earlier.

If and when all accumulated distributions and the distribution for the current distribution period on the Series B Preferred Stock and for all classes and series of Series B Parity Stock and upon which similar voting rights have been conferred and are exercisable shall have been paid in full or a sum sufficient for such payment is irrevocably deposited in trust for payment, the holders of shares of the Series B Preferred Stock shall be immediately divested of the voting rights set forth above (subject to revesting in the event of each and every preferred distribution default) and, if all distributions in arrears and the distributions for the current distribution period have been paid in full or set aside for payment in full on all other classes or series of Series B Parity Stock, the term and office of such preferred stock directors so elected will terminate immediately and the entire board of directors will be reduced accordingly (the “Series B Termination Event”).

In addition, so long as any shares of Series B Preferred Stock remain outstanding, we will not, without the consent or the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock and each other class or series of Series B Parity Stock with respect to the payment of distributions or the distribution of assets upon our liquidation, dissolution or winding-up upon which similar voting rights have been conferred, voting as a single class, given in person or by proxy, either in writing or at a meeting:

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authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking senior to the Series B Preferred Stock with respect to payment of distributions, or the distribution of assets upon the liquidation, dissolution or winding-up of our affairs, or reclassify any of our authorized stock into any such stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such stock; or
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amend, alter or repeal the provisions of our Charter or the terms of the Series B Preferred Stock, whether by merger, consolidation, transfer or conveyance of all or substantially all of our assets or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock or the holders thereof;
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except that with respect to the occurrence of any of the events described in the second bullet point immediately above, so long as shares of the Series B Preferred Stock remain outstanding with the terms of the Series B Preferred Stock materially unchanged or the holders of shares of Series B Preferred Stock receive capital stock of the successor with substantially identical rights (taken as a whole), taking into account that, upon the occurrence of an event described in the second bullet point above, we may not be the surviving entity, the occurrence of such event will not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of holders of shares of the Series B Preferred Stock, and in such case such holders shall not have any voting rights with respect to the events described in the second bullet point immediately above.

Furthermore, if the holders of shares of the Series B Preferred Stock receive the greater of the full trading price of the Series B Preferred Stock on the date of an event described in the second bullet point immediately above or the $25.00 liquidation preference per share of Series B Preferred Stock pursuant to the occurrence of any of the events described in the second bullet point immediately above, then such holders shall not have any voting rights with respect to the events described in the second bullet point immediately above. If any event described in the second bullet point above would materially and adversely affect the rights, preferences, privileges or voting powers of the Series B Preferred Stock disproportionately relative to other classes or series of Series B Parity Stock with respect to the payment of distributions and the distribution of assets upon our liquidation, dissolution or winding up, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock voting separately as a class, will also be required.

Information Rights. During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series B Preferred Stock are outstanding, the Company is required (i) to transmit by mail or other permissible means under the Exchange Act to all holders of shares of the Series B Preferred Stock as their names and addresses appear in our record books and without cost to such holders, copies of the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject thereto (other than any exhibits that would have been required) and (ii) within 15 days following written request, to supply copies of such reports to any prospective holder of shares of the Series B Preferred Stock. The Company is required to mail (or otherwise provide) the reports to the holders of shares of the Series B Preferred Stock within 15 days after the respective dates by which we would have been required to file such reports with the SEC if we were subject to Section 13 or 15(d) of the Exchange Act.

Restrictions on Ownership and Transfer. For information regarding restrictions on ownership and transfer of the Series B Preferred Shares, see “All Classes of Our Capital Stock” above.

Notwithstanding any other provision of the Series B Preferred Shares, no holder of the Series B Preferred Shares will be entitled to convert any Series B Preferred Shares into our common shares to the extent that receipt of our common shares would cause such holder or any other person to exceed the ownership limits contained in our declaration of trust.

Series C Preferred Stock

Ranking. The Series C Preferred Stock ranks, with respect to distribution rights and rights upon voluntary or involuntary liquidation, dissolution or winding-up of our affairs, senior to all classes or series of our common stock and to any other class or series of our capital stock which is expressly designated as ranking junior to the Series C Preferred Stock (collectively, “Series C Junior Stock”), on parity with any class of our capital stock which is expressly designated as ranking on parity with the Series C Preferred Stock (collectively, “Series C Parity Stock”), including our Series B Preferred Stock and our Series D Preferred Stock, junior to any other class or series of our capital stock that we may later authorize or issue which is designated as ranking senior to the Series C Preferred Stock, and junior to our existing and future indebtedness. Any future authorization or issuance of a class or series of our capital stock expressly designated as ranking senior to the Series C Preferred Stock will require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock and all other shares of any class or series ranking on parity with the Series C Preferred Stock that are entitled to similar voting rights, including our Series B Preferred Stock and our Series D Preferred Stock (voting together as a single class).

Distributions. Subject to the preferential rights of any security senior to the Series C Preferred Stock as to distributions, the holders of shares of the Series C Preferred Stock are entitled to receive, when, as and if authorized by our board of directors and declared by us out of funds legally available for the payment of distributions, cumulative cash distributions at the rate of 7.875% per annum of the $25.00 liquidation preference per share of the Series C Preferred Stock (equivalent to an annual rate of $1.96875 per share of the Series C Preferred Stock). Distributions are payable quarterly in arrears on the 15th day of January, April, July and October of each year (or if not a business day, on the next succeeding business day). Distributions payable on the Series C Preferred Stock for any partial or longer period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Accrued but unpaid distributions on the Series C Preferred Stock will accumulate as of the distribution payment date on which they first became payable. Distributions on the Series C Preferred Stock will accrue whether or not:

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we have earnings;
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there are funds legally available for the payment of those distributions; or
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those distributions are authorized or declared.

Except as described in the next paragraph, unless full cumulative distributions on the Series C Preferred Stock for all past distribution periods shall have been, or contemporaneously are, declared and paid in cash or declared and a sum sufficient for the payment thereof in cash is set aside for payment, we will not:

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declare or pay or set aside for payment of distributions, and we will not declare or make any distribution of cash or other property, directly or indirectly, on or with respect to any shares of our common stock, or any other class or series of Series C Parity Stock or Series C Junior Stock for any period; or

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redeem, purchase or otherwise acquire for any consideration, or make any other distribution of cash or other property, directly or indirectly, on or with respect to, or pay or make available any monies for a sinking fund for the redemption of, any common stock, or any other class or series of Series C Parity Stock or Series C Junior Stock.

The foregoing sentence, however, will not prohibit:

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distributions payable solely in shares of our common stock or shares of Series C Junior Stock;
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the conversion into or exchange for other shares of any class or series of Series C Junior Stock; and
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our purchase of Series C Preferred Stock, Series C Parity Stock or Series C Junior Stock pursuant to our Charter to the extent necessary to preserve our status as a REIT.

Optional Redemption. We may, at our option, upon not less than 30 nor more than 60 days’ written notice, redeem the Series C Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share of Series C Preferred Stock, plus all accrued and unpaid distributions (whether or not declared) up to, but not including, the date fixed for redemption, without interest, to the extent we have funds legally available for that purpose. Unless full cumulative distributions on all outstanding Series C Preferred Stock shall have been or contemporaneously are authorized, declared and paid in cash or declared and a sufficient sum set aside for payment of all past distribution periods and the then-current distribution period, no shares of the Series C Preferred Stock shall be redeemed unless all outstanding shares of the Series C Preferred Stock are simultaneously redeemed. All shares of Series C Preferred Stock that we redeem or repurchase will be retired and restored to the status of authorized but unissued shares of preferred stock, without designation as to series or class.

If the Company has (i) given a notice of redemption, (ii) set aside sufficient funds for the redemption in trust for the benefit of the holders of shares of the Series C Preferred Stock called for redemption and (iii) given irrevocable instructions to pay the redemption price and all accrued and unpaid distributions, then from and after the redemption date, those shares of Series C Preferred Stock will be treated as no longer being outstanding, no further distributions will accrue and all other rights of the holders of those shares of Series C Preferred Stock will terminate (including, with respect to such shares of Series C Preferred Stock called for redemption, the conversion rights described below under “Conversion Rights”), except the right to receive the redemption price plus any accrued and unpaid distributions payable upon such redemption, without interest. The holders of those shares of Series C Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid distributions payable upon such redemption, without interest.

The holders of shares of Series C Preferred Stock at the close of business on a distribution record date will be entitled to receive the distribution payable with respect to the Series C Preferred Stock on the corresponding payment date notwithstanding the redemption of the Series C Preferred Stock between such record date and the corresponding payment date.

Special Optional Redemption. Upon the occurrence of a Series C Change of Control (as defined below), we may, at our option, redeem the Series C Preferred Stock, in whole or in part within 120 days after the first date on which such Series C Change of Control occurred, by paying $25.00 per share of Series C Preferred Stock, plus any accrued and unpaid distributions to, but not including, the date of redemption. If, prior to the relevant Change of Control Conversion Date, we have provided or provide notice of redemption with respect to the Series C Preferred Stock (whether pursuant to our optional redemption right or our special optional redemption right), a holder of Series C Preferred Stock will not have the conversion right described below under “Conversion Rights,” in respect of the shares of Series C Preferred Stock called for redemption.

A notice of redemption is required to be mailed to the record holders of shares of our Series C Preferred Stock no less than 30 days nor more than 60 days before the redemption date. A failure to give notice of redemption or any defect in the notice or in its mailing will not affect the validity of the redemption of any Series C Preferred Stock except as to the holder to whom notice was defective. Each notice will state the following:

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the redemption date;
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the redemption price;
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the number of shares of Series C Preferred Stock to be redeemed;
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the place or places where the certificates for the shares of the Series C Preferred Stock, if any, are to be surrendered for payment;
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the procedures for surrendering non-certificated shares of Series C Preferred Stock, to the extent the shares of Series C Preferred Stock are uncertificated, for payment of the redemption price;
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that distributions on the shares of Series C Preferred Stock to be redeemed will cease to accumulate on such redemption date;
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that payment of the redemption price and any accumulated and unpaid distributions will be made upon presentation and surrender of such Series C Preferred Stock; and
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that the holders of the shares of our Series C Preferred Stock to which the notice relates will not be able to tender such shares of Series C Preferred Stock for conversion in connection with the Series B Change of Control and each share of Series C Preferred Stock tendered for conversion that is selected, prior to the relevant Change of Control Conversion Date, for redemption will be redeemed on the related date of redemption instead of converted on the relevant Change of Control Conversion Date.

If the Company has (i) given a notice of redemption, (ii) set aside sufficient funds for the redemption in trust for the benefit of the holders of the shares of Series C Preferred Stock called for redemption and (iii) given irrevocable instructions to pay the redemption price and all accrued and unpaid distributions, then from and after the redemption date, those shares of Series C Preferred Stock will be treated as no longer being outstanding, no further distributions will accrue and all other rights of the holders of those shares of Series C Preferred Stock will terminate, except the right to receive the redemption price plus any accrued and unpaid distributions payable upon such redemption, without interest. The holders of those shares of Series C Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid distributions payable upon such redemption, without interest.

The holders of shares of Series C Preferred Stock at the close of business on a distribution record date will be entitled to receive the distribution payable with respect to the Series C Preferred Stock on the corresponding payment date notwithstanding the redemption of the Series C Preferred Stock between such record date and the corresponding payment date.

A “Series C Change of Control” is when, after the original issuance of the Series C Preferred Stock, the following have occurred and are continuing:

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the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of our company entitling that person to exercise more than 50% of the total voting power of all shares of our company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and
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following the closing of any transaction referred to in the bullet point above, neither we nor the acquiring or surviving entity has a class of common securities (or ADRs representing such securities) listed on the NYSE, the NYSE American or NASDAQ or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE American or NASDAQ.

Conversion Rights. Upon the occurrence of a Series C Change of Control, each holder of shares of Series C Preferred Stock will have the right, unless, prior to the Change of Control Conversion Date, the Company has

provided or provides notice of its election to redeem the shares of Series C Preferred Stock as described under “Optional Redemption” or “Special Optional Redemption,” to convert some or all of the shares of Series C Preferred Stock held by such holder (the “Change of Control Series C Conversion Right”) on the applicable Change of Control Conversion Date into a number of shares of common stock per share of Series C Preferred Stock (the “Series C Conversion Consideration”) equal to the lesser of:

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the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per share of the Series C Preferred Stock to be converted plus the amount of any accrued and unpaid distributions to, but not including, the relevant Change of Control Conversion Date (unless such Change of Control Conversion Date is after a record date for a Series C Preferred Stock distribution payment and prior to the corresponding Series C Preferred Stock distribution payment date, in which case no additional amount for such accrued and unpaid distribution will be included in this sum) by (ii) the Series C Common Stock Price (as defined below); and
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8.50340 (the “Series C Share Cap”), subject to adjustments, as described below.

The Series C Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a common stock distribution), subdivisions or combinations (in each case, a “Series C Share Split”) with respect to shares of our common stock as follows: the adjusted Series C Share Cap as the result of a Series C Share Split will be the number of shares of our common stock that is equivalent to the product of (i) the Series C Share Cap in effect immediately prior to such Series C Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of our common stock outstanding after giving effect to such Series C Share Split and the denominator of which is the number of shares of our common stock outstanding immediately prior to such Series C Share Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of our common stock (or equivalent Alternative Series C Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Series C Conversion Right will not exceed 14,455,780 shares of common stock (or equivalent Alternative Series C Conversion Consideration, as applicable), subject to increase on a pro rata basis if we issue additional shares of Series C Preferred Stock (the “Series C Exchange Cap”). The Series C Exchange Cap is subject to pro rata adjustments for any Series C Share Splits on the same basis as the corresponding adjustment to the Series C Share Cap.

In the case of a Series C Change of Control pursuant to which shares of our common stock will be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Series C Form Consideration”), a holder of shares of Series C Preferred Stock will receive upon conversion of such Series C Preferred Stock the kind and amount of Alternative Series C Form Consideration which such holder would have owned or been entitled to receive upon the Series C Change of Control had such holder held a number of shares of our common stock equal to the Series C Conversion Consideration immediately prior to the effective time of the Series C Change of Control (the “Alternative Series C Conversion Consideration,” and the Series C Conversion Consideration or the Alternative Series C Conversion Consideration, as may be applicable to a Series C Change of Control, is referred to as the “Series C Conversion Consideration”).

If the holders of shares of our common stock have the opportunity to elect the form of consideration to be received in the Series C Change of Control, the consideration that the holders of shares of the Series C Preferred Stock will receive will be the form of consideration elected by the holders of the shares of common stock who participate in the determination (based on the weighted average of elections) and will be subject to any limitations to which all holders of shares of common stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Series C Change of Control.

No fractional shares of the Company’s common stock will be issued upon the conversion of our Series C Preferred Stock. Instead, we will pay the cash value of such fractional shares.

Within 15 days following the occurrence of a Series C Change of Control, the Company is required to provide to holders of shares of the Series C Preferred Stock a notice of the occurrence of the Series C Change of Control that describes the resulting Change of Control Series C Conversion Right. This notice will state the following:

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the events constituting the Series C Change of Control;
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the date of the Series C Change of Control;
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the last date on which the holders of shares of the Series C Preferred Stock may exercise their Change of Control Series C Conversion Right;
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the method and period for calculating the Series C Common Stock Price;
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the applicable Change of Control Conversion Date, which will be a business day occurring within 20 to 35 days following the date of the notice;
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that if, prior to the applicable Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem all or any portion of the Series C Preferred Stock, holders of the Series C Preferred Stock will not be able to convert such shares of Series C Preferred Stock called for redemption and such Series C Preferred Stock will be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Change of Control Series C Conversion Right;
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if applicable, the type and amount of Alternative Series C Conversion Consideration entitled to be received per share of Series C Preferred Stock;
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the name and address of the paying agent and the conversion agent; and
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the procedures that the holders of shares of Series C Preferred Stock must follow to exercise the Change of Control Series C Conversion Right.

To exercise the Change of Control Series C Conversion Right, the holder of shares of the Series C Preferred Stock will be required to deliver, on or before the close of business on the applicable Change of Control Conversion Date, the certificates (if any) evidencing the Series C Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to our transfer agent. The conversion notice must state:

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the relevant Change of Control Conversion Date;
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the number of Series C Preferred Stock to be converted; and
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that the Series C Preferred Stock is to be converted pursuant to the applicable terms of the Series C Preferred Stock.

The “Series C Common Stock Price” will be (i) if the consideration to be received in the Series C Change of Control by holders of shares of our common stock is solely cash, the amount of cash consideration per share of common stock, or (ii) if the consideration to be received in the Series C Change of Control by holders of shares of our common stock is other than solely cash, the average of the closing price per share of common stock on the 10 consecutive trading days immediately preceding, but not including, the effective date of the Series C Change of Control.

Holders of shares of the Series C Preferred Stock may withdraw any notice of exercise of a Change of Control Series C Conversion Right (in whole or in part) by a written notice of withdrawal delivered to our transfer agent prior to the close of business on the business day prior to the Change of Control Conversion Date. The notice of withdrawal must state:

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the number of withdrawn shares of Series C Preferred Stock;
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if certificated shares of Series C Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series C Preferred Stock; and

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the number of shares of Series C Preferred Stock, if any, which remain subject to the conversion notice.

Notwithstanding the foregoing, if the Series C Preferred Stock is held in global form, the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures of The Depository Trust Company.

Series C Preferred Stock as to which the Change of Control Series C Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Series C Conversion Consideration in accordance with the Change of Control Series C Conversion Right on the applicable Change of Control Conversion Date, unless prior to such Change of Control Conversion Date the Company has provided or provides notice of its election to redeem such Series C Preferred Stock, whether pursuant to the Company’s optional redemption right or its special optional redemption right. If the Company elects to redeem Series C Preferred Stock that would otherwise be converted into the applicable Series C Conversion Consideration on a Change of Control Conversion Date, such Series C Preferred Stock will not be so converted and the holders of such shares of Series C Preferred Stock will be entitled to receive on the applicable redemption date $25.00 per share of Series C Preferred Stock, plus any accrued and unpaid distribution thereon to, but not including, the redemption date.

The Company is required to deliver amounts owing upon conversion no later than the third business day following the applicable Change of Control Conversion Date.

Notwithstanding any other provision of our Series C Preferred Stock, no holder of shares of our Series C Preferred Stock will be entitled to convert such shares Series C Preferred Stock for shares of our common stock to the extent that receipt of such shares of common stock would cause such holder (or any other person) to exceed the share ownership limits contained in our Charter, including the Articles Supplementary. See “Restrictions on Ownership and Transfer” above.

Except as provided above in connection with a Series C Change of Control, shares of Series C Preferred Stock are not convertible into or exchangeable for any other securities or property.

Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding-up of our affairs, and before any distribution or payment shall be made to holders of our common stock or any other class or series of Series C Junior Stock, the holders of shares of the Series C Preferred Stock are entitled to be paid out of our assets legally available for distribution to our stockholders, after payment or provision for our debts and other liabilities, payments to holders of senior securities, if any, a liquidation preference of $25.00 per share of Series C Preferred Stock, plus an amount equal to any accrued and unpaid distributions (whether or not earned or declared) up to, but not including, the date of payment or the date the amount of payment is set aside. The rights of holders of shares of the Series C Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of holders of our Series B Preferred Stock, our Series D Preferred Stock and any other class or series of Series C Parity Stock. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of shares of the Series C Preferred Stock will have no right or claim to any of our remaining assets. Our consolidation, conversion or merger with or into any other corporation, trust or other entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of our property or business, will not be deemed to constitute a liquidation, dissolution or winding-up of our affairs.

No Maturity, Sinking Fund or Mandatory Redemption. The Series C Preferred Stock has no maturity date and we are not required to redeem shares of the Series C Preferred Stock at any time. Accordingly, the Series C Preferred Stock will remain outstanding indefinitely, unless we decide, at our option, to exercise our optional redemption right described under “Optional Redemption” or, upon a Series C Change of Control, we decide, at our option, to exercise our special redemption right described under “Special Optional Redemption” or holders of shares of the Series C Preferred Stock decide to exercise the conversion right described under “Conversion Rights.” The Series C Preferred Stock is not subject to any sinking fund.

Voting Rights. Holders of shares of the Series C Preferred Stock have no voting rights, except as set forth below.

If distributions on the Series C Preferred Stock are in arrears for six or more quarterly periods, whether or not consecutive, holders of shares of the Series C Preferred Stock (voting together as a single class with holders of our Series B Preferred Stock, our Series D Preferred Stock and all other classes or series of Series C Parity Stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote at a special meeting or at our next annual meeting of stockholders and each subsequent annual meeting of stockholders, for the election of two additional directors to serve on our board of directors (which we refer to as a preferred stock director), until all unpaid distributions and the distribution for the then current period with respect to the Series C Preferred Stock and any other class or series of Series C Parity Stock have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such a case, the number of directors serving on the board of directors will be increased by two members. The preferred stock directors will be elected by a plurality of the votes cast in the election to serve until our next annual meeting and until their successors are duly elected and qualified or until such directors’ right to hold the office terminates pursuant to the Series C Termination Event (as defined below), whichever occurs earlier. In no event will the holders of Series C Preferred Stock be entitled to nominate or elect an individual as a director, and no individual will be qualified to be nominated for election or to serve as a director, if the individual’s service as a director would cause us to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of our stock is then-listed or otherwise conflict with our Charter or Bylaws.

If and when all accumulated distributions and the distribution for the current distribution period on the Series C Preferred Stock and for all classes and series of Series C Parity Stock and upon which similar voting rights have been conferred and are exercisable shall have been paid in full or a sum sufficient for such payment is irrevocably deposited in trust for payment, the holders of shares of the Series C Preferred Stock shall be immediately divested of the voting rights set forth above and, if all distributions in arrears and the distributions for the current distribution period have been paid in full or set aside for payment in full on all other classes or series of Series C Parity Stock, the term and office of such preferred stock directors so elected will terminate immediately and the number of members constituting our board of directors will be reduced accordingly (the “Series C Termination Event”). The right of the holders of Series C Preferred Stock to elect the additional directors will again vest if and whenever dividends are in arrears for six additional quarterly periods, whether or not consecutive, as described above.

In addition, so long as any shares of Series C Preferred Stock remain outstanding, we will not, without the consent or the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock and each other class or series of Series C Parity Stock with respect to the payment of distributions or the distribution of assets upon our liquidation, dissolution or winding-up upon which similar voting rights have been conferred, voting as a single class, given in person or by proxy, either in writing or at a meeting:

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authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking senior to the Series C Preferred Stock with respect to payment of distributions, or the distribution of assets upon the liquidation, dissolution or winding-up of our affairs, or reclassify any of our authorized stock into any such stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such stock; or
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amend, alter or repeal the provisions of our Charter or the terms of the Series C Preferred Stock, whether by merger, consolidation, transfer or conveyance of all or substantially all of our assets or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series C Preferred Stock or the holders thereof;
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except that with respect to the occurrence of any of the events described in the second bullet point immediately above, so long as shares of the Series C Preferred Stock remain outstanding with the terms of the Series C Preferred Stock materially unchanged or the holders of shares of Series C Preferred Stock receive capital stock of the successor with substantially identical rights (taken as a whole), taking into account that, upon the occurrence of an event described in the second bullet point above, we may not be the surviving entity, the occurrence of such event will not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of holders of shares of the Series C Preferred Stock, and in such case such holders shall not have any voting rights with respect to the events described in the second bullet point immediately above.

Furthermore, if the holders of shares of the Series C Preferred Stock receive the greater of the full trading price of the Series C Preferred Stock on the date of an event described in the second bullet point immediately above or the $25.00 liquidation preference per share of Series C Preferred Stock pursuant to the occurrence of any of the events described in the second bullet point immediately above, then such holders shall not have any voting rights with respect to the events described in the second bullet point immediately above. If any event described in the second bullet point above would materially and adversely affect the rights, preferences, privileges or voting powers of the Series C Preferred Stock disproportionately relative to other classes or series of Series C Parity Stock with respect to the payment of distributions and the distribution of assets upon our liquidation, dissolution or winding up, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock voting separately as a class, will also be required.

Information Rights. During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series C Preferred Stock are outstanding, the Company is required (i) to transmit by mail or other permissible means under the Exchange Act to all holders of shares of the Series C Preferred Stock as their names and addresses appear in our record books and without cost to such holders, copies of the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject thereto (other than any exhibits that would have been required) and (ii) within 15 days following written request, to supply copies of such reports to any prospective holder of shares of the Series C Preferred Stock. The Company is required to mail (or otherwise provide) the reports to the holders of shares of the Series C Preferred Stock within 15 days after the respective dates by which we would have been required to file such reports with the SEC if we were subject to Section 13 or 15(d) of the Exchange Act.

Restrictions on Ownership and Transfer. For information regarding restrictions on ownership and transfer of the Series C Preferred Shares, see “All Classes of Our Capital Stock” above.

Notwithstanding any other provision of the Series C Preferred Shares, no holder of the Series C Preferred Shares will be entitled to convert any Series C Preferred Shares into our common shares to the extent that receipt of our common shares would cause such holder or any other person to exceed the ownership limits contained in our declaration of trust.

Series D Preferred Stock

Ranking. The Series D Preferred Stock ranks, with respect to distribution rights and rights upon voluntary or involuntary liquidation, dissolution or winding-up of our affairs, senior to all classes or series of our common stock and to any other class or series of our capital stock which is expressly designated as ranking junior to the Series D Preferred Stock (collectively, “Series D Junior Stock”), on parity with any class of our capital stock which is expressly designated as ranking on parity with the Series D Preferred Stock (collectively, “Series D Parity Stock”), including our Series B Preferred Stock and our Series C Preferred Stock, junior to any other class or series of our capital stock that we may later authorize or issue which is designated as ranking senior to the Series D Preferred Stock, and junior to our existing and future indebtedness. Any future authorization or issuance of a class or series of our capital stock expressly designated as ranking senior to the Series D Preferred Stock will require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock and all other shares of any class or series ranking on parity with the Series D Preferred Stock that are entitled to similar voting rights, including our Series B Preferred Stock and our Series C Preferred Stock (voting together as a single class).

Distributions. Subject to the preferential rights of any security senior to the Series D Preferred Stock as to distributions, the holders of shares of the Series D Preferred Stock are entitled to receive, when, as and if authorized by our board of directors and declared by us out of funds legally available for the payment of distributions, cumulative cash distributions at the rate of 8.25% per annum of the $25.00 liquidation preference per share of the Series D Preferred Stock (equivalent to an annual rate of $2.0625 per share of the Series D Preferred Stock). Distributions are payable quarterly in arrears on the 15th day of January, April, July and October of each year (or if not a business day, on the next succeeding business day). Distributions payable on the Series D Preferred Stock for any partial or longer period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Accrued but unpaid distributions on the Series D Preferred Stock will accumulate as of the distribution payment date on which they first became payable. Distributions on the Series D Preferred Stock will accrue whether or not:

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we have earnings;
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there are funds legally available for the payment of those distributions; or
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those distributions are authorized or declared.

Except as described in the next paragraph, unless full cumulative distributions on the Series D Preferred Stock for all past distribution periods shall have been, or contemporaneously are, declared and paid in cash or declared and a sum sufficient for the payment thereof in cash is set aside for payment, we will not:

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declare or pay or set aside for payment of distributions, and we will not declare or make any distribution of cash or other property, directly or indirectly, on or with respect to any shares of our common stock, or any other class or series of Series D Parity Stock or Series D Junior Stock for any period; or
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redeem, purchase or otherwise acquire for any consideration, or make any other distribution of cash or other property, directly or indirectly, on or with respect to, or pay or make available any monies for a sinking fund for the redemption of, any common stock, or any other class or series of Series D Parity Stock or Series D Junior Stock.

The foregoing sentence, however, will not prohibit:

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distributions payable solely in shares of our common stock or shares of Series D Junior Stock;
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the conversion into or exchange for other shares of any class or series of Series D Junior Stock; and
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our purchase of Series D Preferred Stock, Series D Parity Stock or Series D Junior Stock pursuant to our Charter to the extent necessary to preserve our status as a REIT.

Optional Redemption. We may not redeem the Series D Preferred Stock prior to April 18, 2024, except as described herein under “Special Optional Redemption” and “Restrictions on Ownership and Transfer.” On and after April 18, 2024, we may, at our option, upon not less than 30 nor more than 60 days’ written notice, redeem the Series D Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share of Series D Preferred Stock, plus all accrued and unpaid distributions (whether or not declared) up to, but not including, the date fixed for redemption, without interest, to the extent we have funds legally available for that purpose. Unless full cumulative distributions on all outstanding Series D Preferred Stock shall have been or contemporaneously are authorized, declared and paid in cash or declared and a sufficient sum set aside for payment of all past distribution periods and the then-current distribution period, no shares of the Series D Preferred Stock shall be redeemed unless all outstanding shares of the Series D Preferred Stock are simultaneously redeemed. All shares of Series D Preferred Stock that we redeem or repurchase will be retired and restored to the status of authorized but unissued shares of preferred stock, without designation as to series or class.

If the Company has (i) given a notice of redemption, (ii) set aside sufficient funds for the redemption in trust for the benefit of the holders of shares of the Series D Preferred Stock called for redemption and (iii) given irrevocable instructions to pay the redemption price and all accrued and unpaid distributions, then from and after the redemption date, those shares of Series D Preferred Stock will be treated as no longer being outstanding, no further distributions will accrue and all other rights of the holders of those shares of Series D Preferred Stock will terminate (including, with respect to such shares of Series D Preferred Stock called for redemption, the conversion rights described below under “Conversion Rights”), except the right to receive the redemption price plus any accrued and unpaid distributions payable upon such redemption, without interest. The holders of those shares of Series D Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid distributions payable upon such redemption, without interest.

The holders of shares of Series D Preferred Stock at the close of business on a distribution record date will be entitled to receive the distribution payable with respect to the Series D Preferred Stock on the corresponding payment date notwithstanding the redemption of the Series D Preferred Stock between such record date and the corresponding payment date.

Special Optional Redemption. Upon the occurrence of a Series D Change of Control (as defined below), we may, at our option, redeem the Series D Preferred Stock, in whole or in part within 120 days after the first date on which such Series D Change of Control occurred, by paying $25.00 per share of Series D Preferred Stock, plus any accrued and unpaid distributions to, but not including, the date of redemption. If, prior to the relevant Change of Control Conversion Date, we have provided or provide notice of redemption with respect to the Series D Preferred Stock (whether pursuant to our optional redemption right or our special optional redemption right), a holder of Series D Preferred Stock will not have the conversion right described below under “Conversion Rights,” in respect of the shares of Series D Preferred Stock called for redemption.

A notice of redemption is required to be mailed to the record holders of shares of our Series D Preferred Stock no less than 30 days nor more than 60 days before the redemption date. A failure to give notice of redemption or any defect in the notice or in its mailing will not affect the validity of the redemption of any Series D Preferred Stock except as to the holder to whom notice was defective. Each notice will state the following:

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the redemption date;
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the redemption price;
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the number of shares of Series D Preferred Stock to be redeemed;
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the place or places where the certificates for the shares of the Series D Preferred Stock, if any, are to be surrendered for payment;
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the procedures for surrendering non-certificated shares of Series D Preferred Stock, to the extent the shares of Series D Preferred Stock are uncertificated, for payment of the redemption price;
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that distributions on the shares of Series D Preferred Stock to be redeemed will cease to accumulate on such redemption date;
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that payment of the redemption price and any accumulated and unpaid distributions will be made upon presentation and surrender of such Series D Preferred Stock; and
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that the holders of the shares of our Series D Preferred Stock to which the notice relates will not be able to tender such shares of Series D Preferred Stock for conversion in connection with the Series D Change of Control and each share of Series D Preferred Stock tendered for conversion that is selected, prior to the relevant Change of Control Conversion Date, for redemption will be redeemed on the related date of redemption instead of converted on the relevant Change of Control Conversion Date.

If the Company has (i) given a notice of redemption, (ii) set aside sufficient funds for the redemption in trust for the benefit of the holders of the shares of Series D Preferred Stock called for redemption and (iii) given irrevocable instructions to pay the redemption price and all accrued and unpaid distributions, then from and after the redemption date, those shares of Series D Preferred Stock will be treated as no longer being outstanding, no further distributions will accrue and all other rights of the holders of those shares of Series D Preferred Stock will terminate, except the right to receive the redemption price plus any accrued and unpaid distributions payable upon such redemption, without interest. The holders of those shares of Series D Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid distributions payable upon such redemption, without interest.

The holders of shares of Series D Preferred Stock at the close of business on a distribution record date will be entitled to receive the distribution payable with respect to the Series D Preferred Stock on the corresponding payment date notwithstanding the redemption of the Series D Preferred Stock between such record date and the corresponding payment date.

A “Series D Change of Control” is when, after the original issuance of the Series D Preferred Stock, the following have occurred and are continuing:

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the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of our company entitling that person to exercise more than 50% of the total voting power of all shares of our company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and
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following the closing of any transaction referred to in the bullet point above, neither we nor the acquiring or surviving entity has a class of common securities (or ADRs representing such securities) listed on the NYSE, the NYSE American or NASDAQ or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE American or NASDAQ.

Conversion Rights. Upon the occurrence of a Series D Change of Control, each holder of shares of Series D Preferred Stock will have the right, unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem the shares of Series D Preferred Stock as described under “Optional Redemption” or “Special Optional Redemption,” to convert some or all of the shares of Series D Preferred Stock held by such holder (the “Change of Control Series D Conversion Right”) on the applicable Change of Control Conversion Date into a number of shares of common stock per share of Series D Preferred Stock (the “Series D Conversion Consideration”) equal to the lesser of:

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the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per share of the Series D Preferred Stock to be converted plus the amount of any accrued and unpaid distributions to, but not including, the relevant Change of Control Conversion Date (unless such Change of Control Conversion Date is after a record date for a Series D Preferred Stock distribution payment and prior to the corresponding Series D Preferred Stock distribution payment date, in which case no additional amount for such accrued and unpaid distribution will be included in this sum) by (ii) the Series D Common Stock Price (as defined below); and
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7.39645 (the “Series D Share Cap”), subject to adjustments, as described below.

The Series D Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a common stock distribution), subdivisions or combinations (in each case, a “Series D Share Split”) with respect to shares of our common stock as follows: the adjusted Series D Share Cap as the result of a Series D Share Split will be the number of shares of our common stock that is equivalent to the product of (i) the Series D Share Cap in effect immediately prior to such Series D Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of our common stock outstanding after giving effect to such Series D Share Split and the denominator of which is the number of shares of our common stock outstanding immediately prior to such Series D Share Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of our common stock (or equivalent Alternative Series D Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Series D Conversion Right will not exceed 7,988,166 shares of common stock (or equivalent Alternative Series D Conversion Consideration, as applicable), subject to increase on a pro rata basis if we issue additional shares of Series D Preferred Stock (the “Series D Exchange Cap”). The Series D Exchange Cap is subject to pro rata adjustments for any Series D Share Splits on the same basis as the corresponding adjustment to the Series D Share Cap.

In the case of a Series D Change of Control pursuant to which shares of our common stock will be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Series D Form Consideration”), a holder of shares of Series D Preferred Stock will receive upon conversion of such Series D Preferred Stock the kind and amount of Alternative Series D Form Consideration which such holder would have owned or been entitled to receive upon the Series D Change of Control had such holder held a number of shares of our common stock equal to the Series D Conversion Consideration immediately prior to the effective time of the Series Change of Control (the “Alternative Series D Conversion Consideration,” and the Series D Conversion Consideration or the Alternative Series D Conversion Consideration, as may be applicable to a Series D Change of Control, is referred to as the “Series D Conversion Consideration”).

If the holders of shares of our common stock have the opportunity to elect the form of consideration to be received in the Series D Change of Control, the consideration that the holders of shares of the Series D Preferred Stock will receive will be the form of consideration elected by the holders of the shares of common stock who participate in the determination (based on the weighted average of elections) and will be subject to any limitations to which all holders of shares of common stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Series D Change of Control.

No fractional shares of the Company’s common stock will be issued upon the conversion of our Series D Preferred Stock. Instead, we will pay the cash value of such fractional shares.

Within 15 days following the occurrence of a Series D Change of Control, the Company is required to provide to holders of shares of the Series D Preferred Stock a notice of the occurrence of the Series D Change of Control that describes the resulting Change of Control Series D Conversion Right. This notice will state the following:

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the events constituting the Series D Change of Control;
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the date of the Series D Change of Control;
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the last date on which the holders of shares of the Series D Preferred Stock may exercise their Change of Control Series D Conversion Right;
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the method and period for calculating the Series D Common Stock Price;
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the applicable Change of Control Conversion Date, which will be a business day occurring within 20 to 35 days following the date of the notice;
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that if, prior to the applicable Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem all or any portion of the Series D Preferred Stock, holders of the Series D Preferred Stock will not be able to convert such shares of Series D Preferred Stock called for redemption and such Series D Preferred Stock will be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Change of Control Series D Conversion Right;
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if applicable, the type and amount of Alternative Series D Conversion Consideration entitled to be received per share of Series D Preferred Stock;
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the name and address of the paying agent and the conversion agent; and
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the procedures that the holders of shares of Series D Preferred Stock must follow to exercise the Change of Control Series D Conversion Right.

To exercise the Change of Control Series D Conversion Right, the holder of shares of the Series D Preferred Stock will be required to deliver, on or before the close of business on the applicable Change of Control Conversion Date, the certificates (if any) evidencing the Series D Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to our transfer agent. The conversion notice must state:

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the relevant Change of Control Conversion Date;

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the number of Series D Preferred Stock to be converted; and
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that the Series D Preferred Stock is to be converted pursuant to the applicable terms of the Series D Preferred Stock.

The “Series D Common Stock Price” will be (i) if the consideration to be received in the Series D Change of Control by holders of shares of our common stock is solely cash, the amount of cash consideration per share of common stock, or (ii) if the consideration to be received in the Series D Change of Control by holders of shares of our common stock is other than solely cash, the average of the closing price per share of common stock on the 10 consecutive trading days immediately preceding, but not including, the effective date of the Series D Change of Control.

Holders of shares of the Series D Preferred Stock may withdraw any notice of exercise of a Change of Control Series D Conversion Right (in whole or in part) by a written notice of withdrawal delivered to our transfer agent prior to the close of business on the business day prior to the Change of Control Conversion Date. The notice of withdrawal must state:

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the number of withdrawn shares of Series D Preferred Stock;
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if certificated shares of Series D Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series D Preferred Stock; and
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the number of shares of Series D Preferred Stock, if any, which remain subject to the conversion notice.

Notwithstanding the foregoing, if the Series D Preferred Stock is held in global form, the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures of The Depository Trust Company.

Series D Preferred Stock as to which the Change of Control Series D Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Series D Conversion Consideration in accordance with the Change of Control Series D Conversion Right on the applicable Change of Control Conversion Date, unless prior to such Change of Control Conversion Date the Company has provided or provides notice of its election to redeem such Series D Preferred Stock, whether pursuant to the Company’s optional redemption right or its special optional redemption right. If the Company elects to redeem Series D Preferred Stock that would otherwise be converted into the applicable Series D Conversion Consideration on a Change of Control Conversion Date, such Series D Preferred Stock will not be so converted and the holders of such shares of Series D Preferred Stock will be entitled to receive on the applicable redemption date $25.00 per share of Series D Preferred Stock, plus any accrued and unpaid distribution thereon to, but not including, the redemption date.

The Company is required to deliver amounts owing upon conversion no later than the third business day following the applicable Change of Control Conversion Date.

Notwithstanding any other provision of our Series D Preferred Stock, no holder of shares of our Series D Preferred Stock will be entitled to convert such shares Series D Preferred Stock for shares of our common stock to the extent that receipt of such shares of common stock would cause such holder (or any other person) to exceed the share ownership limits contained in our Charter, including the Articles Supplementary. See “—Restrictions on Ownership and Transfer” above.

Except as provided above in connection with a Series D Change of Control, shares of Series D Preferred Stock are not convertible into or exchangeable for any other securities or property.

Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding-up of our affairs, and before any distribution or payment shall be made to holders of our common stock or any other class or series of Series D Junior Stock, the holders of shares of the Series D Preferred Stock are entitled to be paid out of our assets legally available for distribution to our stockholders, after payment or provision for our debts and other liabilities, payments to holders of senior securities, if any, a liquidation preference of $25.00 per share of Series D

Preferred Stock, plus an amount equal to any accrued and unpaid distributions (whether or not earned or declared) up to, but not including, the date of payment or the date the amount of payment is set aside. The rights of holders of shares of the Series D Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of holders of our Series B Preferred Stock, our Series C Preferred Stock and any other class or series of Series D Parity Stock. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of shares of the Series D Preferred Stock will have no right or claim to any of our remaining assets. Our consolidation, conversion or merger with or into any other corporation, trust or other entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of our property or business, will not be deemed to constitute a liquidation, dissolution or winding-up of our affairs.

No Maturity, Sinking Fund or Mandatory Redemption. The Series D Preferred Stock has no maturity date and we are not required to redeem shares of the Series D Preferred Stock at any time. Accordingly, the Series D Preferred Stock will remain outstanding indefinitely, unless we decide, at our option, to exercise our optional redemption right described under “Optional Redemption” or, upon a Series D Change of Control, we decide, at our option, to exercise our special redemption right described under “Special Optional Redemption” or holders of shares of the Series D Preferred Stock decide to exercise the conversion right described under “Conversion Rights.” The Series D Preferred Stock is not subject to any sinking fund.

Voting Rights. Holders of shares of the Series D Preferred Stock have no voting rights, except as set forth below.

If distributions on the Series D Preferred Stock are in arrears for six or more quarterly periods, whether or not consecutive, holders of shares of the Series D Preferred Stock (voting together as a single class with holders of our Series B Preferred Stock, our Series C Preferred Stock and all other classes or series of Series D Parity Stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote at a special meeting or at our next annual meeting of stockholders and each subsequent annual meeting of stockholders, for the election of two additional directors to serve on our board of directors (which we refer to as a preferred stock director), until all unpaid distributions and the distribution for the then current period with respect to the Series D Preferred Stock and any other class or series of Series D Parity Stock have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such a case, the number of directors serving on the board of directors will be increased by two members. The preferred stock directors will be elected by a plurality of the votes cast in the election to serve until our next annual meeting and until their successors are duly elected and qualified or until such directors’ right to hold the office terminates pursuant to the Series D Termination Event (as defined below), whichever occurs earlier. In no event will the holders of Series D Preferred Stock be entitled to nominate or elect an individual as a director, and no individual will be qualified to be nominated for election or to serve as a director, if the individual’s service as a director would cause us to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of our stock is then-listed or otherwise conflict with our Charter or Bylaws.

If and when all accumulated distributions and the distribution for the current distribution period on the Series D Preferred Stock and for all classes and series of Series D Parity Stock and upon which similar voting rights have been conferred and are exercisable shall have been paid in full or a sum sufficient for such payment is irrevocably deposited in trust for payment, the holders of shares of the Series D Preferred Stock shall be immediately divested of the voting rights set forth above and, if all distributions in arrears and the distributions for the current distribution period have been paid in full or set aside for payment in full on all other classes or series of Series D Parity Stock, the term and office of such preferred stock directors so elected will terminate immediately and the number of members constituting our board of directors will be reduced accordingly (the “Series D Termination Event”). The right of the holders of Series D Preferred Stock to elect the additional directors will again vest if and whenever dividends are in arrears for six additional quarterly periods, whether or not consecutive, as described above.

In addition, so long as any shares of Series D Preferred Stock remain outstanding, we will not, without the consent or the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock and each other class or series of Series D Parity Stock with respect to the payment of distributions or the distribution of assets upon our liquidation, dissolution or winding-up upon which similar voting rights have been conferred, voting as a single class, given in person or by proxy, either in writing or at a meeting:

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authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking senior to the Series D Preferred Stock with respect to payment of distributions, or the distribution of assets upon the liquidation, dissolution or winding-up of our affairs, or reclassify any of our authorized stock into any such stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such stock; or
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amend, alter or repeal the provisions of our Charter or the terms of the Series D Preferred Stock, whether by merger, consolidation, transfer or conveyance of all or substantially all of our assets or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series D Preferred Stock or the holders thereof;
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except that with respect to the occurrence of any of the events described in the second bullet point immediately above, so long as shares of the Series D Preferred Stock remain outstanding with the terms of the Series D Preferred Stock materially unchanged or the holders of shares of Series D Preferred Stock receive capital stock of the successor with substantially identical rights (taken as a whole), taking into account that, upon the occurrence of an event described in the second bullet point above, we may not be the surviving entity, the occurrence of such event will not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of holders of shares of the Series D Preferred Stock, and in such case such holders shall not have any voting rights with respect to the events described in the second bullet point immediately above.

Furthermore, if the holders of shares of the Series D Preferred Stock receive the greater of the full trading price of the Series D Preferred Stock on the date of an event described in the second bullet point immediately above or the $25.00 liquidation preference per share of Series D Preferred Stock pursuant to the occurrence of any of the events described in the second bullet point immediately above, then such holders shall not have any voting rights with respect to the events described in the second bullet point immediately above. If any event described in the second bullet point above would materially and adversely affect the rights, preferences, privileges or voting powers of the Series D Preferred Stock disproportionately relative to other classes or series of Series D Parity Stock with respect to the payment of distributions and the distribution of assets upon our liquidation, dissolution or winding up, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock voting separately as a class, will also be required.

Information Rights. During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series D Preferred Stock are outstanding, the Company is required (i) to transmit by mail or other permissible means under the Exchange Act to all holders of shares of the Series D Preferred Stock as their names and addresses appear in our record books and without cost to such holders, copies of the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject thereto (other than any exhibits that would have been required) and (ii) within 15 days following written request, to supply copies of such reports to any prospective holder of shares of the Series D Preferred Stock. The Company is required to mail (or otherwise provide) the reports to the holders of shares of the Series D Preferred Stock within 15 days after the respective dates by which we would have been required to file such reports with the SEC if we were subject to Section 13 or 15(d) of the Exchange Act.

Restrictions on Ownership and Transfer. For information regarding restrictions on ownership and transfer of the Series D Preferred Shares, see “All Classes of Our Capital Stock” above.

Notwithstanding any other provision of the Series D Preferred Shares, no holder of the Series D Preferred Shares will be entitled to convert any Series D Preferred Shares into our common shares to the extent that receipt of our common shares would cause such holder or any other person to exceed the ownership limits contained in our declaration of trust.